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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) - November 3, 1996




                   J. C. PENNEY COMPANY, INC.
     (Exact name of registrant as specified in its charter)






       Delaware                      1-777                  13-5583779
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)                File No.)          Identification No.)


 6501 Legacy Drive
 Plano, Texas                                               75024-3698
(Address of principal                                       (Zip code)
 executive offices)

Registrant's telephone number, including area code:    (972) 431-1000

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Item 5.   Other Events.

     On November 3, 1996, J. C. Penney Company, Inc. (the "Company") issued a press release announcing that it had entered into a definitive agreement to acquire Eckerd Corporation. The press release is incorporated by reference herein as Exhibit 20 hereto.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          20   J. C. Penney Company, Inc. press release dated November 3, 1996.

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J. C. PENNEY COMPANY, INC.


                                   /s/ C. R. Lotter
                                   ________________

                                   C. R. Lotter
                                   Executive Vice President,
                                   Secretary and General Counsel

Date:  November 4, 1996

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                          Exhibit Index

Exhibit
Number         Description

 20            J. C. Penney Company, Inc. Press Release dated November 3, 1996.